EXHIBIT 4(i)

                              MANAGEMENT AGREEMENT


       AGREEMENT made as of the 27th day of October, 2000, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Manager"), and USAA MUTUAL FUND, INC., a corporation organized under the laws of the state of Maryland and having a place of business in San Antonio, Texas (the "Company").

       WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

       WHEREAS, the Company is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has established a new series of Shares, namely, the Extended Market Index Fund (the "Fund"); and

       WHEREAS, the Company desires to retain the Manager to render certain management and investment advisory services as described hereunder and the Manager is willing to perform such services; and

       WHEREAS, the Company initially desires to invest all of its investable assets in another mutual fund with a substantially similar investment objective (the "Portfolio");

       NOW, THEREFORE, WITNESSETH: That it is agreed between the parties hereto as follows:

       1.  APPOINTMENT OF MANAGER.

       The Company hereby appoints the Manager to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

       2.  DUTIES OF MANAGER.

       The Manager, at its own expense, shall furnish the following services to the Fund:

           (a) MONITORING. The Manager will monitor the services provided to the Portfolio, subject always to the control of the Company's Board of Directors. Such monitoring may include among other things, review of Portfolio reports showing tracking with the Wilshire 4500 Index, review of Portfolio reports showing the composition of securities in the
       Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. The Manager will report to the Company's Board of Directors, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

           (b) INVESTMENT PROGRAM. Should the Company's Board of Directors determine it is in the best interests of the Fund's shareholders to withdraw its investment in the Portfolio, the Manager will

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       directly  manage the assets of the Fund. At such time,  the Manager will
       (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of the Fund. The Company's Board of Directors would then consider whether to invest in a different master portfolio or take other action, such as the selection of a different sub-adviser.

       3.  SUB-ADVISERS.

       Should the Manager provide services pursuant to subparagraph (b) of paragraph 2 above, then the Manager may employ one or more sub-advisers from time to time to perform such of the acts and services of the Manager, including the selection of brokers or dealers to execute the Fund's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Manager and such investment adviser and approved by the Company's Board of Directors.

       4.  ALLOCATION OF EXPENSES.

       Except for the services to be provided by the Manager set forth in paragraph 2 above and the services and facilities provided by the Manager set forth in an Administration Agreement between the Company and the Manager, the Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Fund shall include, without limitation:

           (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of the Fund's cash, portfolio securities and other property;

           (b) the charges and expenses of auditors;

           (c) brokerage commissions, if any, for transactions in the portfolio securities of the Fund;

           (d) all taxes, including issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies;

           (e) the cost of share certificates representing Shares of the Fund;

           (f) fees involved in registering and maintaining registrations of the Company and of its Shares with the Securities and Exchange Commission and various states and other jurisdictions;

           (g) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including prospectuses) to existing shareholders;

           (h) compensation and travel expenses of Directors who are not "interested persons" within the meaning of the 1940 Act;

           (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

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            (j) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's legal and financial structure and
       relations  with  its   shareholders,   issuance  of  Fund  Shares,   and
       registration and qualification of securities under federal, state and other laws;

           (k) membership or association dues for the Investment Company Institute or similar organizations;

           (l)   interest payable on Fund borrowings; and

           (m)   postage.

       5.  MANAGEMENT FEE.

           (a) For the services to be provided by the Manager as provided in subparagraph (a) of paragraph 2 hereof, the Fund shall pay to the Manager no fee for providing such services.

           (b) For the services and facilities that may be provided by the Manager as provided in subparagraph (b) of paragraph 2 hereof, the Fund shall pay to the Manager a monthly fee computed as a percentage of aggregate average net assets of the Fund, which on an annual basis is equal to thirty hundredths of one percent (.30%) of the Monthly Average Net Assets (defined below) of the Fund for such calendar month.

           (c) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Fund in accordance with the Articles of Incorporation of the Company, for each calendar day of such month, by (ii) the number of such days.

           (d) The Manager may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder.

           (e) From time to time, the Manager may voluntarily waive all or a portion of the management fee payable with respect to the Fund or pay expenses of the Fund. In addition to any amounts otherwise payable to the Manager as a management fee for current services under the Management Agreement, the Company shall be obligated to pay the Manager all amounts previously waived or expenses paid by the Manager with respect to the Fund, provided that such additional payments are made not later than three years from the date first set forth above and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed .50% of the average net assets of the Fund.

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                                       3

       6.  EXPENSE LIMITATION.

       In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund, to the extent required by such expense limitation.

       In the event this Agreement is terminated as of a date other than the last day of the fiscal year of the Company, the Manager shall pay the Company a pro rata portion of the amount that the Manager would have been required to pay, if any, had this Agreement remained in effect for the full fiscal year.

       7.  FUND TRANSACTIONS.

       Should the Manager provide services pursuant to subparagraph (b) of paragraph 2 above, the Manager, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Fund and its shareholders, the Manager shall have the right, subject to the control of the Board of Directors, to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Fund or to the Manager.

       The Manager agrees that neither it nor any of its officers or directors will take any long or short position in the capital stock of the Fund; provided, however, that such prohibition:

           (a) shall not prevent the Manager from purchasing shares of the capital stock of the Fund if orders to purchase such shares are placed upon the receipt by the Manager of purchase orders for such shares and are not in excess of such purchase orders received by the Manager; and

           (b) shall not prevent the purchase of shares of capital stock of the Company by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

       8.  RELATIONS WITH COMPANY.

       Subject to and in accordance with the Articles of Incorporation and Bylaws of the Company and of the Manager, respectively, it is understood that Directors, officers, agents and shareholders of the Company are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Manager are or may be interested in the Company as Directors, officers, shareholders or otherwise, that the Manager (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by said Articles of Incorporation and Bylaws.

       9.  LIABILITY OF MANAGER.

       No provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Director or officer of the

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Company  against any such  liability to which he might  otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       10. DURATION AND TERMINATION OF THIS AGREEMENT.

           (a) DURATION. This Agreement shall become effective on the date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years after such date and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Directors of the Company or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (b) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Company or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Manager on sixty (60) days' written notice to the other party.

           (c)  AUTOMATIC  TERMINATION.   This  Agreement  shall  automatically
       terminate in the event of its assignment.

       11.       NAME OF FUND.

       It is understood that the name "USAA," and any logo associated with that name, is the valuable property of the United Services Automobile Association, and that the Fund has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and the Manager is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement the Fund shall forthwith cease to use the "USAA" name and logo and shall take such action as necessary to change the Fund's name.

       12.   PRIOR AGREEMENT SUPERSEDED.

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

       13.   SERVICES NOT EXCLUSIVE.

       The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

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       IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be executed as of the date first set forth above.

USAA MUTUAL FUND, INC.                      USAA INVESTMENT MANAGEMENT
                                             COMPANY



By:/s/MICHAEL J.C. ROTH                     By:/S/DAVID G. PEEBLES
   -------------------------------             --------------------------
Name:  Michael J.C. Roth                    Name:  David G. Peebles
Title: President                            Title: Senior Vice President

ATTEST:                                     ATTEST:

By: /S/MICHAEL D. WAGNER                    By:/S/MARK S. HOWARD
   -------------------------------             --------------------------
Name:  Michael D. Wagner                    Name:  Mark S. Howard
Title: Secretary                            Title: Assistant Secretary

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                                       6

                                 EXHIBIT 4(j)

                            ADMINISTRATION AGREEMENT


       AGREEMENT made as of the 27th day of October, 2000, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Administrator"), and USAA MUTUAL FUND, INC., a corporation organized under the laws of the state of Maryland and having a place of business in San Antonio, Texas (the "Company").

       WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Administrator, among other things, provides administrative services to registered investment companies; and

       WHEREAS, the Company is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has established a new series of Shares, namely the Extended Market Index Fund (the "Fund"); and

       WHEREAS, the Company desires to retain the Administrator to render certain administrative services as described hereunder and the Administrator is willing to perform such services; and

       WHEREAS, the Fund initially desires to invest all of its investable assets in another mutual fund with an identical investment objective (the "Portfolio");

       NOW, THEREFORE, WITNESSETH: That it is agreed between the parties hereto as follows:

       1.   APPOINTMENT OF ADMINISTRATOR.

       The Company hereby appoints the Administrator to act as administrator to the Fund for the period and on the terms herein set forth. The Administrator accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

       2.  DUTIES OF ADMINISTRATOR.

       The Administrator shall supervise the Fund's business and affairs and shall provide such services required for effective administration of the Fund as are not provided by employees or other agents engaged by the Fund; provided, that the Administrator shall not have any obligation to provide under this Agreement any direct or indirect services to Fund shareholders, any services related to the distribution of Fund shares, or any other services which are the subject of a separate agreement or arrangement between the Fund and the Administrator. Subject to the foregoing, in providing administrative services hereunder, the Administrator shall:

           (a) OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Fund's needs.

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                                       1

           (b) PERSONNEL. Provide, without remuneration from or other cost to the Fund, the services of individuals competent to perform all of the Fund's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Fund or by the Administrator acting in some other capacity pursuant to a separate agreement or arrangement with the Fund.

           (c) AGENTS. Assist the Fund in selecting and coordinating the activities of the other agents engaged by the Fund, including the Fund's transfer agent, custodian, independent auditors and legal counsel.

           (d) DIRECTORS AND OFFICERS. Authorize and permit the Administrator's directors, officers and employees who may be elected or appointed as directors or officers of the Fund to serve in such capacities, without remuneration from or other cost to the Fund.

           (e) BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Fund are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

           (f) REGULATORY REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws.

           (g) BOARD REPORTS. Prepare and coordinate materials to be presented to the Fund's board in preparation for its meetings.

           (h) FIDELITY BOND. Provide and maintain a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued, against larceny and embezzlement covering each officer and employee of the Company who may singly or jointly with others have access to funds or securities of the Company, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Board of Directors of the Company who are not officers or employees of the Company shall determine, with due consideration to the aggregate assets of the Company to which any such officer or employee may have access.

           (i) DELEGATION. Delegate, at its expense, some or all of its duties hereunder to other persons or entities approved by the Administrator upon notice to the Fund.

       3.  ALLOCATION OF EXPENSES.

       Except for the services and facilities to be provided by the Administrator set forth in paragraph 2 above and the services provided by the Administrator set forth in an Management Agreement between the Company and the Administrator, the Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Administrator for any such expenses incurred by the Administrator. The expenses to be borne by the Fund shall include, without limitation:

           (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of the Fund's cash, portfolio securities and other property;

           (b)  the charges and expenses of auditors;

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                                       2
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           (c) brokerage commissions, if any, for transactions in the portfolio securities of the Fund;

           (d) all taxes, including issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies;

           (e)  the cost of share certificates representing Shares of the Fund;

           (f) fees involved in registering and maintaining registrations of the Company and of its Shares with the Securities and Exchange Commission and various states and other jurisdictions;

           (g) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including prospectuses) to existing shareholders;

           (h) computation of the Fund's net asset value per share, including the use of equipment or services to price or value the Fund's investment portfolio;

           (i) compensation and travel expenses of Directors who are not "interested persons" within the meaning of the 1940 Act;

           (j) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

           (k) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's legal and financial structure and relations with its shareholders, issuance of Fund Shares, and registration and qualification of securities under federal, state and other laws;

           (l) membership or association dues for the Investment Company Institute or similar organizations;

           (m)  interest payable on Fund borrowings; and

           (n)  postage.

       4.  ADMINISTRATION FEE.

           (a) For the services and facilities to be provided by the Administrator as provided in paragraph 2 hereof, the Fund shall pay to the Administrator a monthly fee computed as a percentage of aggregate average net assets of the Fund, which on an annual basis is equal to thirty-eight hundredths of one percent (.38%) of the Monthly Average Net Assets (defined below) of the Fund for such calendar month.

           (b) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Company in accordance with the Articles of Incorporation of the Company, for each calendar day of such month, by
       (ii) the number of such days.

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           (c) The  Administrator may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder.

           (d) From time to time, the Manager may voluntarily waive all or a portion of the administration fee payable with respect to the Fund or pay expenses of the Fund. In addition to any amounts otherwise payable to the Manager as an administration fee for current services under the Administration Agreement, the Company shall be obligated to pay the Manager all amounts previously waived or expenses paid by the Manager with respect to the Fund, provided that such additional payments are made not later than three years from the date first set forth above and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed .50% of the average net assets of the Fund.

       5.  LIABILITY OF ADMINISTRATOR.

       No provision of this Agreement shall be deemed to protect the Administrator against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Director or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       6.  DURATION AND TERMINATION OF THIS AGREEMENT.

           (a) DURATION. This Agreement shall become effective on the date of commencement of investment operation of the Fund and unless terminated shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved annually (a) by the Company's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities (as that term is defined in the 1940 Act) and (b) by a majority of the Directors who are not parties to this Agreement or interested persons of any such party.

           (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Company or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Administrator on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate upon its assignment by the Administrator; provided, however, that the Administrator may delegate its duties as provided in subparagraph (j) of paragraph 2 hereof.

       7.  PRIOR AGREEMENT SUPERSEDED.

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

       8.  SERVICES NOT EXCLUSIVE.

       The services of the Administrator to the Fund hereunder are not to be deemed exclusive, and the Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

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       IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be executed as of the date first set forth above.

USAA MUTUAL FUND, INC.                      USAA INVESTMENT MANAGEMENT
                                             COMPANY



By: /S/ MICHAEL J.C. ROTH                   By: /S/ DAVID G. PEEBLES
   --------------------------------------       --------------------------
Name:  Michael J.C. Roth                    Name:  David G. Peebles
Title: President                            Title: Senior Vice President

ATTEST:                                     ATTEST:

By: /S/ MICHAEL D. WAGNER                   By: /S/ MARK S. HOWARD
   --------------------------------------       ---------------------------
Name:  Michael D. Wagner                    Name:  Mark S. Howard
Title: Secretary                            Title: Assistant Secretary

108327

                                 EXHIBIT 4(k)

                               ADVISORY AGREEMENT


       AGREEMENT made as of the 27th day of October, 2000, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Manager"), and USAA MUTUAL FUND, INC., a corporation organized under the laws of the state of Maryland and having a place of business in San Antonio, Texas (the "Company").

       WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

       WHEREAS, the Company is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has established two new series of Shares, namely, the Nasdaq-100 Index Fund and the Global Titans Index Fund (herein collectively referred to as the "Funds" and individually as a "Fund"); and

       WHEREAS, the Company desires to retain the Manager to render certain management and investment advisory services as described hereunder and the Manager is willing to perform such services;

       NOW, THEREFORE, WITNESSETH: That it is agreed between the parties hereto as follows:

       1.  APPOINTMENT OF MANAGER.

       The Company hereby appoints the Manager to act as manager and investment adviser to the Funds for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

       2.  DUTIES OF MANAGER.

       The Manager, at its own expense, shall furnish the following services to the Funds:

           (a) INVESTMENT PROGRAM. The Manager will directly manage the assets of the Funds. The Manager will (i) furnish continuously an investment program for the Funds, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company) what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of the Funds.

           (b) MONITORING. Should the Company's Board of Directors determine it is in the best interests of the Fund's shareholders to invest all of its investable assets in another mutual fund with an identical investment objective (the "Portfolio"), the Manager will monitor the services provided to the Portfolio, subject always to the control of the Company's Board of Directors. Such

107859
       monitoring may include among other things, review of Portfolio reports showing tracking with the Nasdaq-100 Index and the Dow Jones Global Titans Index, as applicable, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. The Manager will report to the Company's Board of Directors, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

       3.  SUB-ADVISERS.

       The Manager may employ one or more sub-advisers from time to time to perform such of the acts and services of the Manager, including the selection of brokers or dealers to execute the Fund's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Manager and such investment adviser and approved by the Company's Board of Directors.

       4.  ALLOCATION OF EXPENSES.

       Except for the services to be provided by the Manager set forth in paragraph 2 above and the services and facilities provided by the Manager set forth in an Administration Agreement between the Company and the Manager, the Funds assume and shall pay all expenses for all other Funds operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Funds shall include, without limitation:

           (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of the Funds' cash, portfolio securities and other property;

           (b) the charges and expenses of auditors;

           (c) brokerage commissions, if any, for transactions in the portfolio securities of the Funds;

           (d) all taxes, including issuance and transfer taxes, and fees payable by the Funds to federal, state or other governmental agencies;

           (e) the cost of share certificates representing Shares of the Funds;

           (f) fees involved in registering and maintaining registrations of the Company and of its Shares with the Securities and Exchange Commission and various states and other jurisdictions;

           (g) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including prospectuses) to existing shareholders;

           (h) compensation and travel expenses of Directors who are not "interested persons" within the meaning of the 1940 Act;

           (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

107859

           (j) charges and expenses of legal counsel in connection with matters relating to the Funds, including, without limitation, legal services rendered in connection with the Funds' legal and financial structure and relations with its shareholders, issuance of Shares, and registration and qualification of securities under federal, state and other laws;

           (k) membership or association dues for the Investment Company Institute or similar organizations;

           (l) interest payable on Fund borrowings; and

           (m) postage.

       5.  ADVISORY FEE.

           (a) For the services and facilities to be provided by the Manager as provided in subparagraph (a) of paragraph 2 hereof, the Funds shall pay to the Manager a monthly fee computed as a percentage of aggregate average net assets of each respective Fund, which on an annual basis is equal to (i) twenty hundredths of one percent (.20%) of the Monthly Average Net Assets (defined below) of the USAA Nasdaq-100 Index Fund for such calendar month, and (ii) twenty-five hundredths of one percent (.25%) of the Monthly Average Net Assets (defined below) of the USAA Global Titans Index Fund for such calendar month.

           (b) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Fund in accordance with the Articles of Incorporation of the Company, for each calendar day of such month, by (ii) the number of such days.

           (c) The Manager may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder.

           (d) From time to time, the Manager may voluntarily waive all or a portion of the advisory fee payable with respect to a Fund or pay expenses of a Fund. In addition to any amounts otherwise payable to the Manager as an advisory fee for current services under the Advisory Agreement, the Company shall be obligated to pay the Manager all amounts previously waived or expenses paid by the Manager with respect to the Nasdaq-100 Index Fund or the Global Titans Index Fund, provided that such additional payments are made not later than three years from the date first set forth above and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed, in the case of the Nasdaq-100 Index Fund, .85% of the average net assets of the Fund or, in the case of the Global Titans Index Fund, .85% of the average net assets of the Fund.

           (e) For the services that may be provided by the Manager as provided in subparagraph (b) of paragraph 2 hereof, the Funds shall pay to the Manager no fee for providing such services.

107859

       6.  EXPENSE LIMITATION.

       In the event that the expenses of the Funds exceed any expense limitation which the Manager may, by written notice to the Funds, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Funds, to the extent required by such expense limitation.

       In the event this Agreement is terminated as of a date other than the last day of the fiscal year of the Company, the Manager shall pay the Company a pro rata portion of the amount that the Manager would have been required to pay, if any, had this Agreement remained in effect for the full fiscal year.

       7.  FUND TRANSACTIONS.

       The Manager, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Funds and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Funds. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Funds and its shareholders, the Manager shall have the right, subject to the control of the Board of Directors, to follow a policy of selecting brokers and dealers who furnish statistical, research and other services to the Funds or to the Manager.

       The Manager agrees that neither it nor any of its officers or directors will take any long or short position in the capital stock of the Funds; provided, however, that such prohibition:

           (a) shall not prevent the Manager from purchasing shares of the capital stock of the Funds if orders to purchase such shares are placed upon the receipt by the Manager of purchase orders for such shares and are not in excess of such purchase orders received by the Manager; and

           (b) shall not prevent the purchase of shares of capital stock of the Company by any of the persons above described for their account and for investment at the price at which such shares are available to the public at the time of purchase or as part of the initial capital of the Funds.

       8.  RELATIONS WITH COMPANY.

       Subject to and in accordance with the Articles of Incorporation and Bylaws of the Company and of the Manager, respectively, it is understood that Directors, officers, agents and shareholders of the Company are or may be interested in the Manager (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of the Manager are or may be interested in the Company as Directors, officers, shareholders or otherwise, that the Manager (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by said Articles of Incorporation and Bylaws.

       9.  LIABILITY OF MANAGER.

       No provision of this Agreement shall be deemed to protect the Manager against any liability to the Funds or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Director or officer

107859
of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       10. DURATION AND TERMINATION OF THIS AGREEMENT.

           (a) DURATION. This Agreement shall become effective on the date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Funds. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years after such date and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (a) by either the Directors of the Company or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Funds, and (b) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Company or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Manager on sixty (60) days' written notice to the other party.

           (c)  AUTOMATIC  TERMINATION.   This  Agreement  shall  automatically
       terminate in the event of its assignment.

        11.       NAME OF FUNDS.

       It is understood that the name "USAA," and any logo associated with that name, is the valuable property of the United Services Automobile Association, and that the Funds have the right to include "USAA" as a part of its name only so long as this Agreement shall continue and the Manager is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement the Funds shall forthwith cease to use the "USAA" name and logo and shall take such action as necessary to change the Funds' name.

       12.   PRIOR AGREEMENT SUPERSEDED.

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

       13.   SERVICES NOT EXCLUSIVE.

       The services of the Manager to the Funds hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

107859

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


USAA MUTUAL FUND, INC.                      USAA INVESTMENT MANAGEMENT
                                             COMPANY



By: /S/ MICHAEL J.C. ROTH                   By: /S/ DAVID G. PEEBLES
   -----------------------------------          ----------------------------
Name:  Michael J.C. Roth                    Name:  David G. Peebles
Title: President                            Title: Senior Vice President

ATTEST:                                     ATTEST:

By: /S/MICHAEL D. WAGNER                    By: /S/ MARK S. HOWARD
   -----------------------------------          ---------------------------
Name:  Michael D. Wagner                    Name:  Mark S. Howard
Title: Secretary                            Title: Assistant Secretary

107859

                                 EXHIBIT 4(l)

                            ADMINISTRATION AGREEMENT


       AGREEMENT made as of the 27th day of October, 2000, between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the "Administrator"), and USAA MUTUAL FUND, INC., a corporation organized under the laws of the state of Maryland and having a place of business in San Antonio, Texas (the "Company").

       WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Administrator, among other things, provides administrative services to registered investment companies; and

       WHEREAS, the Company is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has established two new series of Shares, namely the Nasdaq-100 Index Fund and the Global Titans Index Fund (herein collectively referred to as the "Funds" and individually as a "Fund"); and

       WHEREAS, the Company desires to retain the Administrator to render certain administrative services as described hereunder and the Administrator is willing to perform such services;

       NOW, THEREFORE, WITNESSETH: That it is agreed between the parties hereto as follows:

       1.   APPOINTMENT OF ADMINISTRATOR.

       The Company hereby appoints the Administrator to act as administrator to the Funds for the period and on the terms herein set forth. The Administrator accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

       2.  DUTIES OF ADMINISTRATOR.

       The Administrator shall supervise the Funds' business and affairs and shall provide such services required for effective administration of the Funds as are not provided by employees or other agents engaged by the Funds; provided, that the Administrator shall not have any obligation to provide under this Agreement any direct or indirect services to Funds shareholders, any services related to the distribution of Funds shares, or any other services which are the subject of a separate agreement or arrangement among the Funds and the Administrator. Subject to the foregoing, in providing administrative services hereunder, the Administrator shall:

           (a) OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Funds, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Funds' needs.

           (b) PERSONNEL. Provide, without remuneration from or other cost to the Funds, the services of individuals competent to perform all of the Funds' executive, administrative and clerical functions

107861
       which are not performed by employees or other agents engaged by the Funds or by the Administrator acting in some other capacity pursuant to a separate agreement or arrangement with the Funds.

           (c) AGENTS. Assist the Funds in selecting and coordinating the activities of the other agents engaged by the Funds, including the
       Funds'  transfer  agent,  custodian,   independent  auditors  and  legal
       counsel.

           (d) DIRECTORS AND OFFICERS. Authorize and permit the Administrator's directors, officers and employees who may be elected or appointed as directors or officers of the Funds to serve in such capacities, without remuneration from or other cost to the Funds.

           (e) BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Funds are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

           (f) REGULATORY REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Funds and all reports and filings required to maintain the registration and qualification of the Funds, or to meet other regulatory or tax requirements applicable to the Funds under federal and state securities and tax laws.

           (g) BOARD REPORTS. Prepare and coordinate materials to be presented to the Funds' board in preparation for its meetings.

           (h) FIDELITY BOND. Provide and maintain a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued, against larceny and embezzlement covering each officer and employee of the Company who may singly or jointly with others have access to funds or securities of the Company, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the Board of Directors of the Company who are not officers or employees of the Company shall determine, with due consideration to the aggregate assets of the Company to which any such officer or employee may have access.

           (i) DELEGATION. Delegate, at its expense, some or all of its duties hereunder to other persons or entities approved by the Administrator upon notice to the Funds.

       3.  ALLOCATION OF EXPENSES.

       Except for the services and facilities to be provided by the Administrator set forth in paragraph 2 above and the services provided by the Administrator set forth in a Advisory Agreement between the Company and the Administrator, the Funds assume and shall pay all expenses for all other Funds operations and activities and shall reimburse the Administrator for any such expenses incurred by the Administrator. The expenses to be borne by the Funds shall include, without limitation:

           (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of the Funds' cash, portfolio securities and other property;

           (b)  the charges and expenses of auditors;

107861

           (c) brokerage commissions, if any, for transactions in the portfolio securities of the Funds;

           (d) all taxes, including issuance and transfer taxes, and fees payable by the Funds to federal, state or other governmental agencies;

           (e) the cost of share certificates representing Shares of the Funds;

           (f) fees involved in registering and maintaining registrations of the Company and of its Shares with the Securities and Exchange Commission and various states and other jurisdictions;

           (g) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including prospectuses) to existing shareholders;

           (h) compensation and travel expenses of Directors who are not "interested persons" within the meaning of the 1940 Act;

           (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

           (j) charges and expenses of legal counsel in connection with matters relating to the Funds, including, without limitation, legal services rendered in connection with the Funds' legal and financial structure and relations with its shareholders, issuance of Funds Shares, and registration and qualification of securities under federal, state and other laws;

           (k) membership or association dues for the Investment Company Institute or similar organizations;

           (l)  interest payable on Funds borrowings; and

           (m)  postage.

       4.  ADMINISTRATION FEE.

           (a) For the services and facilities to be provided by the Administrator as provided in paragraph 2 hereof, the Funds shall pay to the Administrator a monthly fee computed as a percentage of aggregate average net assets of each respective Fund, which on an annual basis is equal to thirty-five hundredths of one percent (.35%) of the Monthly Average Net Assets (defined below) of each of the Funds for such calendar month.

           (b) The "Monthly Average Net Assets" of the Fund for any calendar month shall be equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Company in accordance with the Articles of Incorporation of the Company, for each calendar day of such month, by
       (ii) the number of such days.

           (c) The Administrator may from time to time and for such periods as it deems appropriate voluntarily waive fees or otherwise reduce its compensation hereunder.

           (d) From time to time, the Manager may voluntarily waive all or a portion of the administration
107861
       fee payable with respect to a Fund or pay expenses of a Fund. In addition to any amounts otherwise payable to the Manager as an administration fee for current services under this Administration Agreement, the Company shall be obligated to pay the Manager all amounts previously waived or expenses paid by the Manager with respect to the Nasdaq-100 Index Fund or the Global Titans Index Fund, provided that such additional payments are made not later than three years from the date first set forth above and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed, in the case of the Nasdaq-100 Index Fund, .85% of the average net assets of the Fund or, in the case of the Global Titans Index Fund, .85% of the average net assets of the Fund.

       5.  LIABILITY OF ADMINISTRATOR.

       No provision of this Agreement shall be deemed to protect the Administrator against any liability to the Funds or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Director or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       6.  DURATION AND TERMINATION OF THIS AGREEMENT.

           (a) DURATION. This Agreement shall become effective on the date of commencement of investment operation of the Funds and unless terminated shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved annually (a) by the Company's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities (as that term is defined in the 1940 Act) and (b) by a majority of the Directors who are not parties to this Agreement or interested persons of any such party.

           (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Company or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Administrator on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate upon its assignment by the Administrator; provided, however, that the Administrator may delegate its duties as provided in subparagraph (j) of paragraph 2 hereof.

       7.  PRIOR AGREEMENT SUPERSEDED.

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

       8.  SERVICES NOT EXCLUSIVE.

       The services of the Administrator to the Funds hereunder are not to be deemed exclusive, and the Administrator shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

107861

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

USAA MUTUAL FUND, INC.                      USAA INVESTMENT MANAGEMENT
                                             COMPANY



By: /S/ MICHAEL J.C. ROTH                   By: /S/ DAVID G. PEEBLES
   ---------------------------------            ----------------------------
Name:  Michael J.C. Roth                    Name:  David G. Peebles
Title: President                            Title: Senior Vice President

ATTEST:                                     ATTEST:

By:/S/ MICHAEL D. WAGNER                    By:/S/ MARK S. HOWARD
   ---------------------------------           -----------------------------
Name:  Michael D. Wagner                    Name:  Mark S. Howard
Title: Secretary                            Title: Assistant Secretary

107861

                                 EXHIBIT 4(m)

USAA Investment Management Company
10750 Robert F. McDermott Freeway
San Antonio, TX  78288


Gentlemen:

       Pursuant to Section 1(b) of the Advisory Agreement dated as of September 21, 1990 between USAA Mutual Fund, Inc. (the "Company") and USAA Investment Management Company (the "Manager"), please be advised that the Company has established a new series of its shares, namely, the Capital Growth Fund (the "Fund"), and please be further advised that the Company desires to retain the Manager to render management and investment advisory services under the Advisory Agreement to the Fund at the fee stated below:

                             ADVISORY FEE SCHEDULE
                            -----------------------
     Eighty-five one hundredths of one percent (.85) of the aggregate net assets of the Capital Growth Fund


       From time to time, the Manager may voluntarily waive all or a portion of the advisory fee payable with respect to a Fund or pay expenses of the Fund. In addition to any amounts otherwise payable to the Manager as an advisory fee for current services under the Advisory Agreement, the Company shall be obligated to pay the Manager all amounts previously waived or expenses paid by the Manager with respect to the Capital Growth Fund, provided that such additional payments are made not later than three years from the date first set forth below and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed, in the case of the Capital Growth Fund, .85% of the average net assets of the Fund.


       Please state below whether you are willing to render such services at the fee stated above.

                                            USAA MUTUAL FUND, INC.


Attest:  /S/ MICHAEL D. WAGNER              By: /S/ MICHAEL J.C. ROTH
         ---------------------                  ---------------------
         Secretary                              President

Dated: October 27, 2000


       We as the sole shareholder of the above named Fund, do hereby approve the Advisory Agreement and are willing to render management and investment advisory services to the Capital Growth Fund at the fee stated above.

                                            USAA INVESTMENT MANAGEMENT
                                             COMPANY


Attest:  /S/ MARK S. HOWARD                 By: /S/DAVID G. PEEBLES
         ------------------                     -----------------------
         Assistant Secretary                    Senior Vice President

Dated:   October 27, 2000

                                 EXHIBIT 4(n)

                             SUB-ADVISORY AGREEMENT


         AGREEMENT made as of the 27th day of October, 2000 (the "Effective Date"), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (the "Adviser") and BARCLAYS GLOBAL FUND ADVISORS, a corporation organized under the laws of the State of California and having its principal place of business in San Francisco, California (the "Sub-Adviser").

         WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

         WHEREAS, USAA MUTUAL FUND, INC., a corporation organized under the laws of the State of Maryland (the "Company"), is an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Company is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Company has established two (2) separate series, the USAA Nasdaq-100 Index Fund and the USAA Global Titans Index Fund, such series together with all other series subsequently established by the Company with respect to which the Sub-Adviser renders investment advisory services pursuant to the terms of this Agreement, being herein collectively referred to as the "Funds" and individually as a "Fund"; and

         WHEREAS, pursuant to an Advisory Agreement, dated as of October 27, 2000, between the Company and the Adviser (the "Advisory Agreement"), the Adviser is required to perform investment advisory services for the Funds.

108484

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

         1.       APPOINTMENT OF SUB-ADVISER.

                           (a) USAA NASDAQ-100 INDEX FUND AND USAA GLOBAL TITANS INDEX FUND. The Adviser hereby employs the Sub-Adviser to provide investment advisory services to the USAA Nasdaq-100 Index Fund and the USAA Global Titans Index Fund for the period and on the terms herein set forth. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

                           (b) ADDITIONAL FUNDS. In the event that the Company establishes one or more series of shares other than the USAA Nasdaq-100 Index Fund and the USAA Global Titans Index Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If the Sub-Adviser is willing to render such services on the terms provided for herein, it shall so notify the Adviser in writing, whereupon such series shall become a Fund hereunder.

         2.       DUTIES OF ADVISER AND SUB-ADVISER.

                  (i) DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with true copies of each of the following:

                           (a) The  Company's  Articles  of  Incorporation,  as
                  filed with the Department of Assessments and Taxation of the State of Maryland and all amendments and supplements thereto (such Articles of Incorporation, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the "Declaration");

                           (b) The Company's By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the "By-Laws");

                           (c) Resolutions of the Company's Board of Directors authorizing the appointment of the Adviser and Sub-Adviser and approving the Advisory Agreement and this Agreement and copies of the written consent in lieu of initial meeting of sole shareholder of each Fund;

                           (d) The most recent amendment to the Company's Registration Statement on Form N-1A under the Securities Act of 1933 as amended (the "1933

108484

                  Act") and the 1940 Act (File Nos. 2-49560 and 811-2429) as filed with the Securities and Exchange Commission on August 4, 2000; and

                           (e) The current prospectus and Statement of Additional Information (collectively, such prospectus and Statement of Additional Information, as in effect from time to time and all amendments and supplements thereto, are herein called the "Prospectus") of each Fund.

                           The Adviser will furnish the  Sub-Adviser  from time
                  to time with copies of all amendments of or supplements to items (a), (b), (c), (d) and (e) to the extent such amendments or supplements relate to or affect the obligations of the Sub-Adviser hereunder with respect to any Fund.


                  (ii) The Sub-Adviser, at its own expense, shall furnish the following services to the Company:

                           (a) INVESTMENT  PROGRAM.  The  Sub-Adviser is hereby
                  authorized and directed and hereby agrees, subject to the overall supervision of the Adviser and the Board of Directors of the Company, to (i) develop and furnish continuously an investment program and strategy for each Fund, (ii) provide index information and analysis relative to the investment program and investments of each Fund, (iii) determine what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Company in the investments of each Fund. The Sub-Adviser shall perform these duties in conformity with (1) the stated investment objectives, policies and restrictions of the Funds as set forth in the Company's current Registration Statement, (2) any additional policies or guidelines established by the Adviser or Board of Directors of the Company that have been furnished in writing to the Sub-Adviser, (3) the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), as from time to time in effect, and (4) applicable provisions of law, including without limitation all applicable provisions of the 1940 Act and the rules and regulations thereunder. The Adviser shall provide the Sub-Adviser with reasonable notice of any material change to the Company's Registration Statement that would affect the Sub-Adviser's management of the Fund. In accordance with paragraph 2(ii)(b), the Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for each Fund's account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Sub-Adviser will make its officers and employees available to meet with the Adviser's officers and directors on due
108484
                  notice at reasonable times to review the investments and investment program of each Fund in the light of current and prospective economic and market conditions.

                           In the  performance  of its  duties  hereunder,  the
                  Sub-Adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent any Fund or the Company in any way or otherwise be deemed to be an agent of any Fund, the Company or of the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Company or any Fund.

                           (b) PORTFOLIO  TRANSACTIONS.  In connection with the
                  management of the investment and reinvestment of each Fund, the Sub-Adviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Company.

                           In executing  portfolio  transactions  and selecting
                  brokers or dealers, if any, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

                           The Sub-Adviser may buy securities for a Fund at the
                  same time it is selling such securities for another client account and may sell securities for a Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Company as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between a Fund and such other account if it deems this to be advantageous. The Sub-Adviser also may cause a Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

                           On occasions when the Sub-Adviser deems the purchase
                  or sale of a security to be in the best interest of a Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Company as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the
108484
                  best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the subject Fund and to such clients.

                           The Sub-Adviser  will advise the Fund's custodian or
                  such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Fund's custodian may need to settle a security's purchase or sale. The Sub-Adviser shall not have possession or custody of any Fund investments. The Company shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Sub-Adviser giving proper instructions to the custodian, the Sub-Adviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

                           Notwithstanding   the  foregoing,   the  Sub-Adviser
                  agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Funds may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained. In addition, the Sub-Adviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an "affiliated person" of the Sub-Adviser (as that term is defined in the Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser and in no event shall the Sub-Adviser direct portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Adviser. The Adviser agrees that it will provide the Sub-Adviser with a list of brokers and dealers that are "affiliated persons" of the Funds.

                           (c) REPORTS. The Sub-Adviser shall render to the Board of Directors of the Company such periodic and special reports as the Board of Directors may reasonably request with respect to matters relating to the duties of the Sub-Adviser set forth herein.
108484

         3.       SUB-ADVISORY FEE.

         For the services to be provided by the Sub-Adviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Sub-Adviser an annual fee as set forth on Schedule A to this Agreement.

         In the case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed based upon the average daily net assets of such Fund for the days during which it is in effect.

         4.       EXPENSES.

         During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Company hereunder. The Company shall assume and shall pay (i) expenses, fees and taxes chargeable to the Company in connection with securities transactions to which any Fund is a party, (ii) interest on borrowed money, if any, (iii) all brokers' and underwriting commissions chargeable to the Company in connection with the securities transactions to which any Fund is a party, and (iv) transaction costs and fees payable in connection with any securities lending program.

         5.       COMPLIANCE WITH APPLICABLE REGULATIONS.

         In performing its duties hereunder, the Sub-Adviser

                  (i) shall establish compliance procedures reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Company, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

                  (ii) acknowledges that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and that the Sub-Adviser and certain of its employees, officers and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Company, all reports and information required to be provided under such code of ethics with respect to such persons.

                  (iii) agrees that it will maintain for the Company all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Company and further

108484
                  agrees to surrender promptly to the Company any such records upon the Company's request, all in accordance with Rule 31a-3 under the 1940 Act.

         6.       LIABILITY OF SUB-ADVISER; INDEMNIFICATION.

         Neither the Sub-Adviser nor the officers, directors, employees, agents, or legal representatives (collectively, "Related Persons") of the Sub-Adviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by any Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Sub-Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Sub-Adviser's obligations and duties (each of which is hereby referred to as a "Culpable Act") under this Agreement.

         Neither the Sub-Adviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Sub-Adviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Sub-Adviser or its Related Persons.

         Neither the Sub-Adviser and its Related Persons nor the Adviser and its Related Persons shall be liable for delays or errors by reason of circumstances beyond their control, including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties, suspensions of trading, fire, mechanical breakdown, flood or catastrophe, "Acts of God," insurrection, war, riots or failure of communication or power supply; PROVIDED, HOWEVER, that the Sub-Adviser and its Related Persons or the Adviser and its Related Persons, as the case may be, have acted reasonably in preventing the occurrence of such events and eliminating the continuation of such events; PROVIDED further that neither the Adviser and its Related Persons nor the Sub-Adviser and its Related Persons, as the case may be, shall be liable for any consequential damages related thereto.

         The Adviser shall indemnify the Sub-Adviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious, and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by the Sub-Adviser or its Related Persons hereunder to the extent such Damages result from any willful misfeasance, bad faith or negligence or the reckless disregard of the Adviser's obligations and duties under this Agreement.

         The Sub-Adviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement,

108484
in each case, to the extent such Damages result from any Culpable Act of the Sub-Adviser or any of its Related Persons.

         7.       REPRESENTATIONS AND WARRANTIES.

                  (a) ADVISER. The Adviser represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Company and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Company or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Company and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Company and the Adviser, enforceable against the Company and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); and (iv) the Adviser is registered as an investment adviser under the Advisers Act.

                  (b) SUB-ADVISER. The Sub-Adviser represents and warrants to the Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); and (iv) the Sub-Adviser is either registered as an investment adviser under the Advisers Act, or is not required to so register under applicable law.

         8.       DURATION AND TERMINATION OF THIS AGREEMENT.
108484

                  (a) DURATION. This Agreement shall become effective with respect to the USAA Nasdaq-100 Index Fund and the USAA Global Titans Index Fund on the Effective Date and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-Adviser in accordance with Paragraph 1(b) hereof that the Sub-Adviser is willing to serve as Sub-Adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the USAA Nasdaq-100 Index Fund and the USAA Global Titans Index Fund and, with respect to each additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (a) by either the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, and (b) in either event, by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                  (b) AMENDMENT. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party to this Agreement at a meeting called for that purpose.

                  (c) TERMINATION. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, (i) by vote of the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, (ii) by the Adviser, or
(iii) by the Sub-Adviser, in each case on sixty (60) days' prior written notice to the other party. Upon the effective date of termination of this Agreement, the Sub-Adviser shall deliver all books and records of the Company or any Fund held by it (i) to such entity as the Company may designate as a successor sub-adviser, or (ii) to the Adviser.

                  (d) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

                  (e) APPROVAL, AMENDMENT OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

108484

         9.       SERVICES NOT EXCLUSIVE.

         The services of the Sub-Adviser to the Adviser in connection with the Funds hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Sub-Adviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Sub-Adviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

         10.      ADDITIONAL AGREEMENTS

                  (a) ACCESS TO INFORMATION. The Sub-Adviser shall afford the Adviser at all reasonable times access to Sub-Adviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish the Adviser with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate the Sub-Adviser to provide the Adviser with access to the books and records of the Sub-Adviser relating to any other funds other than the Funds.

                  (b) CONFIDENTIALITY. Each party agrees that it shall hold in strict confidence all data and information obtained from another party (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, except if disclosure is required by the Securities and Exchange Commission, and other regulatory body or the Funds' auditors, or in the opinion of counsel such disclosure is required by law, and then only with as much prior written notice to the other party as is practical under the circumstances.

                  (c) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be reasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law; provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances.

                  (d) NOTIFICATIONS. The Sub-Adviser agrees that it will promptly notify the Adviser and the Company in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory or regulatory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory body.

108484

                  (e) INSURANCE. The Sub-Adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of the Sub-Adviser's business activities.

                  (f) SHAREHOLDER MEETING EXPENSES. In the event that the Company shall be required to call a meeting of shareholders because of actions involving the Sub-Adviser, including, without limitation, a change of control of the Sub-Adviser, the Sub-Adviser shall bear all expenses associated with such shareholder meeting.


         11.      MISCELLANEOUS.

                  (a) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

         The Adviser:         USAA Investment Management Company
                              10750 Robert F. McDermott Freeway, BK-B-04-S
                              San Antonio, Texas 78288
                              Facsimile No.: (210) 498-4022
                              Attention:  Securities Counsel & Compliance Dept.

         Sub-Adviser:         Barclays Global Fund Advisors
                              45 Fremont Street
                              San Francisco, California  94105
                              Facsimile No.: (415) 497-2698
                              Attention: Legal Department

                  (b) SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                  (c) SUCCESSORS AND ASSIGNMENTS. Each and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and, except as otherwise specifically provided in this Agreement, their respective successors and assigns. Notwithstanding the foregoing, no party shall make any assignment of this Agreement or any rights or obligations hereunder without the written consent of all other parties. As used herein, the term "assignment" shall have the meaning ascribed thereto in the 1940 Act.

108484

                  (d) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with and governed by the laws of the State of Delaware without giving effect to the choice of law or conflicts of law provisions thereof.

                  (e) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                  (g) HEADINGS. The headings and captions contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (h) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

108484

         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the date first set forth above.


                                            USAA INVESTMENT MANAGEMENT COMPANY


                                            By: /S/MICHAEL J.C. ROTH
                                               --------------------------------
                                            Name:  Michael J. C. Roth
                                            Title: President


                                            BARCLAYS GLOBAL FUND ADVISORS


                                            By: /S/ JULIA Le SAGE
                                               --------------------------------
                                            Name:  Julia Le Sage
                                            Title: Principal



                                            By: SIGNATURE NOT READABLE
                                               --------------------------------
                                            Name:  Name not readable
                                            Title: Managing Director

         Acknowledged and agreed:


                                            USAA MUTUAL FUND, INC.


                                            By: /S/ DAVID G. PEEBLES
                                               --------------------------------
                                            Name:  David G. Peebles
                                            Title: Vice President
108484

                                   SCHEDULE A

                               SUB-ADVISORY FEES

USAA NASDAQ-100 INDEX FUND*:

         The Adviser shall pay to the Sub-Adviser a fee based upon the average daily value of the net assets of the USAA Nasdaq-100 Index Fund (a) at the annual rate of six hundredths of one percent (0.06%) of the average daily net assets of the USAA Nasdaq-100 Index Fund on amounts up to and including the first two hundred and fifty million dollars ($250,000,000), and (b) at the annual rate of three hundredths of one percent (0.03%) of the average daily net assets of the USAA Nasdaq-100 Index Fund for amounts exceeding two hundred and fifty million dollars ($250,000,000). Such fee shall be paid on a monthly basis within ten (10) business days after the end of the calendar month.

USAA GLOBAL TITANS INDEX FUND*:

         The Adviser shall pay to the Sub-Adviser a fee based upon the average daily value of the net assets of the USAA Global Titans Index Fund (a) at the annual rate of nine hundredths of one percent (0.09%) of the average daily net assets of the USAA Global Titans Index Fund on amounts up to and including the first two hundred and fifty million dollars ($250,000,000), and (b) at the annual rate of four hundredths of one percent (0.04%) of the average daily net assets of the USAA Global Titans Index Fund for amounts exceeding two hundred and fifty million dollars ($250,000,000). Such fee shall be paid on a monthly basis within ten (10) business days after the end of the calendar month.

MINIMUM SUB-ADVISORY FEES UPON TERMINATION:

         If the Adviser terminates this Agreement, the Adviser, in accordance with the terms below, agrees to pay the Sub-Adviser a fee of two hundred thousand dollars ($200,000) per Fund for each year the Agreement is in effect with respect to that Fund (the "Fee"); PROVIDED, HOWEVER, that no Fee shall be charged to the Adviser if the Adviser terminates this Agreement due to the failure of the Sub-Adviser to perform its duties and obligations as set forth in the Agreement. Adviser and Sub-Adviser understand that Sub-Adviser has priced its services with the expectation that their relationship will be a long-term one. This Fee reflects the Sub-Adviser's need to recover certain costs during the initial term of this Agreement. The Fee shall be paid only as follows:

(i) If the Adviser terminates this Agreement with respect to a Fund within one (1) year of the Effective Date, the Adviser shall pay to the Sub-Adviser a Fee equal to two hundred thousand dollars ($200,000) less the amount of any sub-advisory fees already paid pursuant to this Agreement by the Adviser to the Sub-Adviser for such Fund. The Fee shall be paid no later than thirty (30) days after the termination of the Agreement.

108484

(ii) If the Adviser terminates this Agreement with respect to a Fund within two (2) years of the Effective Date, the Adviser shall pay to the Sub-Adviser a Fee equal to four hundred thousand dollars ($400,000) less the amount of any sub-advisory fees already paid pursuant to this Agreement by the Adviser to the Sub-Adviser for such Fund. The Fee shall be paid no later than thirty (30) days after the termination of the Agreement.

(iii) If the Adviser terminates this Agreement with respect to a Fund within three (3) years of the date shown on the first page of the Agreement, the Adviser shall pay to the Sub-Adviser a Fee equal to six hundred thousand dollars ($600,000) less the amount of any sub-advisory fees already paid pursuant to this Agreement by the Adviser to the Sub-Adviser for such Fund. The Fee shall be paid no later than thirty
         (30) days after the termination of the Agreement.

108484

                                 EXHIBIT 4(o)

                         ACCOUNTING SERVICES AGREEMENT

         THIS AGREEMENT is made as of the 27th day of October, 2000, between FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership ("FAMLP"), and USAA MUTUAL FUND, INC. (the "Company"), a Maryland corporation.

                              W I T N E S S E T H:

         WHEREAS, the Company is registered with the Securities and Exchange Commission ("SEC") as an open-end series management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Company has established a new series, the USAA Extended Market Index Fund (the "Index Fund"), and has registered with the SEC offers and sales of shares issued by the Index Fund under the Securities Act of 1933, as amended; and

         WHEREAS, FAMLP is the investment adviser of Quantitative Master Series Company (the "Master Trust"), which has registered with the SEC as an open-end series management investment company under the 1940 Act; and

         WHEREAS, the capital stock of the Master Trust is divided into several series of shares, each series representing an interest in a particular managed portfolio of securities and other assets, which series includes the Merrill Lynch Extended Market Series (the "Master Index Fund"); and

         WHEREAS, pursuant to a Master-Feeder Participation Agreement dated as of the 27th day of October, 2000, by and among the Company, FAMLP, USAA Investment Management Company and FAM Distributors, Inc. (the "Feeder Agreement"), the Company shall invest all of the Index Fund's investable assets in the Master Index Fund in exchange for a beneficial interest in the Master Index Fund; and

         WHEREAS, as a consequence of and pursuant to the terms of the Feeder Agreement, the Company desires to retain FAMLP for the purpose of performing certain services for the Index Fund; and

         WHEREAS, FAMLP is willing to provide services on the terms and conditions hereafter set forth;

         NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

                                   ARTICLE 1
                                DUTIES OF FAMLP

         1.1 The Company hereby employs FAMLP to furnish (or to arrange for affiliates to furnish) the services described below for the period and on the terms and conditions set forth in this Agreement. FAMLP hereby accepts such employment and agrees during such period, at its own expense and for the consideration set forth above, to render (or to arrange for affiliates to render) such services. The parties intend that FAMLP shall for all purposes be deemed a subcontractor of the Company and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Index Fund.

                                       1
132370

         1.2. FAMLP shall provide the Company with the services set forth in Schedule A and such other incidental administrative services relating to the Index Fund and the Master Index Fund as the Company may from time to time reasonably request.

                                   ARTICLE 2
                            ASSIGNMENT OF AGREEMENT

         2.1 FAMLP shall have the right to assign this Agreement and the duties and liabilities hereunder (i) to any third party or affiliate, with the prior written consent of the Company, or (ii) to State Street Bank and Trust Company ("State Street") upon prior written notice to the Company. In the event that FAMLP assigns this Agreement to State Street, FAMLP's liability for any errors committed by State Street in performing the services assigned shall be limited to the amount, if any, that FAMLP recovers from State Street under any agreement providing for the assignment of such services otherwise entered into between FAMLP and State Street.

         2.2 Upon assignment of this Agreement, FAMLP agrees that it shall remain solely responsible for the payment of any fees or expenses payable to the assignee (the "Assignee") for the services to be provided by such Assignee. In no event shall the Company be obligated in any way for any such fees or expenses.

         2.3 FAMLP agrees that, prior to assigning this Agreement, it will provide the Company an opportunity to review the terms and conditions of any contemplated assignment, including, but not limited to, a copy of any written agreement to be entered into between FAMLP and the Assignee.

                                   ARTICLE 3
                   DURATION AND TERMINATION OF THIS AGREEMENT

         3.1 This Agreement may be terminated at any time by written agreement of the parties hereto. This Agreement may also be terminated (a) at any time by the Company by written notice to FAMLP, and (b) by FAMLP by 120 days prior written notice to the Company. Notwithstanding the above, this Agreement will automatically terminate upon termination of the Feeder Agreement. Upon termination:

         A. The Company shall designate a successor (which may be an affiliate of the Company) by notice in writing to FAMLP on or before the termination date.

         B. FAMLP shall deliver to the successor, or if none has been designated, to the Company, all records, funds and other properties of the Company or the Index Fund deposited with or held by FAMLP hereunder.

         3.2 AMENDMENT. This Agreement may be amended, modified or supplemented at any time in such manner as may be mutually agreed upon in writing by the parties.

                                       2
132370

                                   ARTICLE 4
                       STANDARD OF CARE; INDEMNIFICATION

         4.1 FAMLP shall use reasonable care in performing its obligations under this Agreement. FAMLP shall not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

         4.2 FAMLP shall indemnify the Company against, and hold the Company harmless from, any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and disbursements) ("Liabilities"), that may be imposed on, incurred by or asserted against the Company, that result from FAMLP's negligence, fraudulent acts or willful misconduct in performing its duties as set out in this Agreement.

         4.3 The Company shall indemnify FAMLP against, and hold FAMLP harmless from, any Liabilities that may be imposed on, incurred by or asserted against FAMLP in connection with or arising out of the Company's negligence, fraudulent acts or willful misconduct in performance of its duties under this Agreement.

                                   ARTICLE 5
                                    NOTICES

         5.1 Notices, requests, instructions and other writings addressed to the Company at 10750 McDermott Freeway, BKB-04-S, San Antonio, Texas 78288,
Attn: Vice President Securities Counsel & Compliance, or such address as the Company may have designated to FAMLP in writing, shall be deemed to have been properly given to the Company hereunder; notices, requests, instructions and other writings addressed to FAMLP at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Senior Vice President, Operations or to such other address as FAMLP may have designated to the Company in writing, shall be deemed to have been properly given to FAMLP hereunder.

                                   ARTICLE 6
                                 GOVERNING LAW

         6.1 This Agreement shall be construed in accordance with the laws of the State of New York.

                                   ARTICLE 7
                                 MISCELLANEOUS

         7.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         7.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         7.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                       3
132370

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                          FUND ASSET MANAGEMENT, L.P.


                                       By: /S/ TERRY GLENN
                                     Name: Terry Glenn
                                    Title: Executive Vice President

                                          USAA MUTUAL FUND, INC.


                                       By: /S/ MICHAEL J.C. ROTH
                                     Name: Michael J.C. Roth
                                    Title: President

                                       4
132370

                                   SCHEDULE A
                              ACCOUNTING SERVICES

* FAMLP shall calculate and provide to the Company the Index Fund's net asset value, in accordance with the Index Fund's prospectus. Such net asset value information shall be transmitted via File Transfer Protocol
     (FTP) to the Company's Unix Server using the file format layout determined by the Company. FAMLP will price the portfolio securities of the Index Fund for which market quotations are available by the use of outside services designated by the Company which are normally used and contracted with for this purpose; all other portfolio securities will be priced in accordance with the Company's instructions. FAMLP shall also provide the Company with copies of daily trial balances and allocation reports.

* FAMLP shall prepare and maintain, with the direction and as interpreted by the Company or the Company's or the Index Fund's accountants and/or other advisors, in complete, accurate, and current form, all accounts and records needed to be maintained as a basis for calculation of the Index Fund's net asset value, and as further agreed upon by the parties in writing, and shall preserve such records in the manner and for the periods required by law or for such longer period as the parties may agree upon in writing. The Company shall advise FAMLP in writing of all applicable record retention requirements, other than those set forth in the 1940 Act.

* FAMLP shall make available to the Company for inspection or reproduction within a reasonable time, upon demand, all accounts and records of the Index Fund maintained and preserved by FAMLP.

* For purposes of reporting requirements and risk-monitoring, FAMLP shall provide to the Company a monthly transmission of the Master Index Fund's holdings in a form to be mutually determined by the parties to this Agreement.

* FAMLP shall assist the Index Fund's accountants, or upon approval of the Company or upon demand, any regulatory body, in any requested review of the Index Fund's accounts and records maintained by FAMLP.

* Upon receipt from the Company of any necessary information or instructions, FAMLP shall provide information from the books and records it maintains for the Company with respect to the Index Fund that the Company needs for the Index Fund tax returns, questionnaires, or periodic reports to shareholders and such other reports and information requests as the Company and FAMLP shall agree upon from time to time. Such reports shall include reports related to tax-basis accounting, including the partnership allocation of capital gains/losses and all related calculations and schedules necessary to arrive at total dollars to be distributed for excise tax and fiscal year-end shareholder distributions.

                                       1
132370